UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): December 3, 2007

Tix Corporation
(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation or Organization)	0-24592 (Commission File Number)	95-4417467 (I.R.S. Employer Identification Number)

12001 Ventura Place, Suite 340 Studio City, California 91604 (Address of Principal Executive Offices, including Zip Code)

(818) 761-1002
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.02 Termination of a Material Definitive Agreement.

On November 27, 2007, Tix Corporation ("Tix"), the registrant, entered into a Mutual Termination Agreement with Centaurus One, LLC ("Centaurus"), effective November 5, 2007, whereby the services provided to Tix by Centaurus have earned Centaurus all of the pre-paid retainer and all of the granted stock, but only half of the 1,000,000 shares issuable under the warrant, therefore the warrant has been reduced to 500,000 shares.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits.

The following exhibit is included in this Report:

10.1 Mutual Termination Agreement dated November 5, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Tix Corporation

	By:	/s/ Matthew Natalizio
Matthew Natalizio
Dated: December 3, 2007		Chief Financial Officer